UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 3, 2006
                                                          -------------

                    Dividend Capital Total Realty Trust, Inc.
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               (Exact Name of Registrant as Specified in Charter)

             Maryland                    333-125338            30-0309068
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(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                     Identification No.)


  518 Seventeenth Street, 17th Floor, Denver, CO                80202
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    (Address of Principal Executive Offices)                   (Zip Code)

        Registrant's telephone number, including area code (303) 228-2200
                                                           --------------

                                 Not Applicable
         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01         Other Events.

         Dividend Capital Total Realty Trust, Inc. (the "Company") issued a press release announcing that it satisfied the minimum offering requirements in connection with its best efforts public offering of common stock and commenced formal business operations. In addition, the Company announced that the board of directors of the Company declared a second quarter 2006 cash dividend of $0.1375 per share of common stock payable to all common stockholders of record as of the close of business on each day during the period, from April 3, 2006 through and including June 30, 2006, pro-rated for the period of ownership.

         A copy of the press release is attached as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01         Financial Statements and Exhibits.

         (a)      Exhibits

                  99.1 Press Release, dated April 3, 2006, issued by Dividend Capital Total Realty Trust, Inc.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Dividend Capital Total Realty Trust, Inc
                                      ----------------------------------------
                                      (Registrant)


Date:  April 3, 2006                  By:  /s/ JOHN E. BIALLAS
                                           -----------------------------------
                                      Name:  John E. Biallas
                                      Title: Chief Financial Officer and
                                             Treasurer


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                                 EXHIBIT INDEX

Exhibit Number             Description
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99.1                       Press Release, dated April 3, 2006, issued by
                           Dividend Capital Total Realty Trust, Inc.